FINANCIAL SUPPLEMENT 1st Quarter 2022

Information is unaudited, estimated and subject to change. DISCLAIMER This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “goal” “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our most recent Annual Report on Form 10-K, and any subsequent Quarterly Reports on Form 10-Q and Current Report on Form 8-K, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to:our business and investment strategy; our ability to accurately forecast the payment of future dividends on our common and preferred stock, and the amount of such dividends; our ability to determine accurately the fair market value of our assets; availability of investment opportunities in real estate-related and other securities, including our valuation of potential opportunities that may arise as a result of current and future market dislocations; effect of the novel coronavirus (or COVID-19) pandemic on real estate market, financial markets and our Company, including the impact on the value, availability, financing and liquidity of mortgage assets; how COVID-19 may affect us, our operations and our personnel; our expected investments; changes in the value of our investments, including negative changes resulting in margin calls related to the financing of our assets; changes in interest rates and mortgage prepayment rates; prepayments of the mortgage and other loans underlying our mortgage-backed securities, or RMBS, or other asset-backed securities, or ABS; rates of default, delinquencies or decreased recovery rates on our investments; general volatility of the securities markets in which we invest; our ability to maintain existing financing arrangements and our ability to obtain future financing arrangements; our ability to effect our strategy to securitize residential mortgage loans; interest rate mismatches between our investments and our borrowings used to finance such purchases; effects of interest rate caps on our adjustable-rate investments; the degree to which our hedging strategies may or may not protect us from interest rate volatility; the impact of and changes to various government programs, including in response to COVID-19; impact of and changes in governmental regulations, tax law and rates, accounting guidance, and similar matters; market trends in our industry, interest rates, the debt securities markets or the general economy; estimates relating to our ability to make distributions to our stockholders in the future; our understanding of our competition; availability of qualified personnel; our ability to maintain our classification as a real estate investment trust, or, REIT, for U.S. federal income tax purposes; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended, or 1940 Act; our expectations regarding materiality or significance; and the effectiveness of our disclosure controls and procedures. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chimera does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Chimera’s most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Chimera or matters attributable to Chimera or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors.

Information is unaudited, estimated and subject to change. 2 PORTFOLIO COMPOSITION 94% of Chimera's equity capital is allocated to mortgage credit Billions 3.1 3.1 0.4 8.1 Equity Recourse Non-Recourse Residential Mortgage Credit Portfolio Agency MBS Portfolio 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 Total Assets: 14.4 billion Total Assets: 0.6 billion All data is shown at carrying value as of March 31, 2022 Equity Recourse Non-Recourse

Information is unaudited, estimated and subject to change. 3 10% 4% 86% Non-Agency MBS Agency CMBS and RMBS Loan Portfolio GAAP ASSET ALLOCATION Based on fair value. 12% 6% 82% Non-Agency MBS Agency CMBS and RMBS Loan Portfolio March 31, 2022 December 31, 2021 Chimera continues to focus on its Residential Credit portfolios Total Portfolio: $14.9 billion Total Portfolio: $14.9 billion

Information is unaudited, estimated and subject to change. 4 27% 3% 1% 70% Non-Agency and Loans Secured Financing (1) Agency Secured Financing Non-Recourse Debt, Securitized RMBS Non-Recourse Debt, Securitized Loans GAAP FINANCING SOURCES 24% 6% 1% 70% Non-Agency and Loans Secured Financing (1) Agency Secured Financing Non-Recourse Debt, Securitized RMBS Non-Recourse Debt, Securitized Loans (1) Includes secured financing of retained tranches from loan securitizations that are eliminated in consolidation. Securitized debt provides optimal long-term non-recourse financing for Chimera's loan portfolio March 31, 2022 December 31, 2021 Total Portfolio: $11.5 billion Total Portfolio: $11.1 billion (Rate: 2.5%) (Rate: 2.4%) (Rate: 0.4%) (Rate: 2.8%) (Rate: 0.2%) (Rate: 2.8%)

Information is unaudited, estimated and subject to change. 5 NON-AGENCY FINANCING Chimera continues to focus on longer term and non-mark- to-market financing for its non-agency portfolio M ill io ns 647 254 221 110 383 279 42 Mark-to-Market Limited Mark-to-Market Non Mark-to-Market 0 - 3 Months 3 - 6 Months 6 - 12 Months Greater Than 12 Months — 250 500 750 1,000 M ill io ns 782 400 113 469 226 Mark-to-Market Limited Mark-to-Market Non Mark-to-Market 0 - 3 Months 3 - 6 Months 6 - 12 Months Greater Than 12 Months — 200 400 600 800 1,000 March 31, 2022 December 31, 2021 Total Non-Agency Secured Financing: $1.9 billion(1) Total Non-Agency Secured Financing: $2.0 billion(1) (1) Excludes secured financing on residential mortgage loans.

Information is unaudited, estimated and subject to change. 6 RESIDENTIAL MORTGAGE CREDIT PORTFOLIO AGENCY PORTFOLIO(1) TOTAL PORTFOLIO GROSS ASSET YIELD: 5.5% 13.7% 6.0% FINANCING COSTS 2.4% 0.3% 2.3% NET INTEREST SPREAD: 3.1% 13.4% 3.7% NET INTEREST MARGIN: 3.6% 13.6% 4.1% All data based on the quarter ended March 31, 2022 (1) Includes $18 million of additional income received from prepayment penalties. Gross Asset Yield is approximately 3.8% excluding these items. NET INVESTMENT ANALYSIS Continued strong net interest spread

Information is unaudited, estimated and subject to change. 7 Chimera Subsidiaries Securitization Trusts Financing Trusts (1) Total (1) Investments Non-Agency RMBS, at fair value $ 1,122,329 $ 336,558 $ — $ 1,458,887 Agency RMBS, at fair value 74,104 — — 74,104 Agency CMBS, at fair value 503,231 — — 503,231 Residential Mortgage Loans — 11,366,524 1,296,568 12,663,092 Total Invested Assets $ 1,699,664 $ 11,703,082 $ 1,296,568 $ 14,699,314 Securitized Debt (Non-Recourse), collateralized by: Non-Agency RMBS $ — $ 84,188 $ — $ 84,188 Residential Mortgage Loans — 8,010,170 — 8,010,170 Total Securitized Debt (Non-recourse) $ — $ 8,094,358 $ — $ 8,094,358 Invested Assets less Securitized Debt $ 1,699,664 $ 3,608,724 $ 1,296,568 $ 6,604,956 Secured Financing Agreements (Recourse): Non-Agency RMBS $ 701,721 $ 98,503 $ — $ 800,224 Agency RMBS 18,210 — — 18,210 Agency CMBS 336,593 — — 336,593 Residential Mortgage Loans — 1,136,295 1,133,083 2,269,378 Total Secured Financing Agreements $ 1,056,524 $ 1,234,798 $ 1,133,083 $ 3,424,405 Net Assets $ 643,140 $ 2,373,926 $ 163,485 $ 3,180,551 All data as of March 31, 2022 $ in thousands (1) Excludes approximately $242 million of Loans held for investment for March 31, 2022, which were purchased prior to that reporting date and settled subsequent to that reporting period.. NET ASSET BREAKDOWN Chimera invests in RMBS securities and securities created through the CIM Sponsored securitizations. Loans are financed through Financing Trusts.

Information is unaudited, estimated and subject to change. 8 VINTAGE DEAL TOTAL ORIGINAL FACE TOTAL OF TRANCHES SOLD TOTAL OF TRANCHES RETAINED TOTAL REMAINING FACE REMAINING FACE OF TRANCHES SOLD REMAINING FACE OF TRANCHES RETAINED Call Date 2022 CIM 2022-R1 $328,226 $263,729 $64,497 $322,785 $258,309 $64,476 February 2027 2019 CMLTI 2019-E 231,205 178,490 $52,716 196,592 144,289 52,716 November 2021 2019 SLST 2019-1 1,217,441 941,719 $275,722 906,101 634,811 267,363 May 2023 2021 CIM 2021-NR4 167,596 125,747 41,849 156,697 115,832 40,865 November 2022 2021 CIM 2021-R6 353,797 336,284 17,513 305,541 288,028 17,513 September 2026 2021 CIM 2021-R5 450,396 382,836 67,560 413,698 346,337 67,360 August 2024 2021 CIM 2021-R4 545,684 463,831 81,853 462,751 380,577 81,853 June 2024 2021 CIM 2021-R3 859,735 730,775 128,960 689,960 559,979 128,960 April 2024 2021 CIM 2021-NR3 117,373 82,161 35,212 97,570 62,827 34,743 April 2022 2021 CIM 2021-R2 1,497,213 1,272,631 224,582 1,156,851 929,589 224,582 March 2025 2021 CIM 2021-NR2 240,425 180,318 60,107 198,300 136,804 61,496 March 2022 2021 CIM 2021-R1 2,098,584 1,783,797 314,787 1,619,553 1,299,513 314,787 February 2025 2021 CIM 2021-NR1 232,682 162,877 69,805 184,804 112,786 72,018 February 2022 2020 CIM 2020-NR1 131,860 79,115 52,745 112,769 59,931 52,612 November 2021 2020 CIM 2020-R7 653,192 562,023 91,169 503,696 412,465 91,168 November 2023 2020 CIM 2020-R6 418,390 334,151 84,239 327,920 243,736 84,142 October 2023 2020 CIM 2020-R5 338,416 257,027 81,389 219,581 138,013 81,389 Clean-up Call 2020 CIM 2020-R4 276,316 207,237 69,079 221,762 152,587 69,079 June 2022 2020 CIM 2020-R3 438,228 328,670 109,558 318,252 208,934 109,318 May 2022 2020 CIM 2020-R2 492,347 416,761 74,414 358,043 283,778 74,525 Clean-up Call 2020 CIM 2020-R1 390,761 317,608 73,153 304,428 231,200 72,753 February 2023 2019 CIM 2019-R5 315,039 252,224 62,663 205,512 142,797 61,981 Clean-up Call 2019 CIM 2019-R4 320,802 256,641 64,161 217,678 154,476 63,201 November 2022 2019 CIM 2019-R3 342,633 291,237 51,396 214,447 162,735 51,316 October 2022 2019 CIM 2019-R2 464,327 358,172 105,482 346,940 241,652 104,693 Clean-up Call 2019 CIM 2019-R1 371,762 297,409 74,353 267,272 193,666 73,606 August 2022 2018 CIM 2018-R6 478,251 334,775 143,476 270,214 129,342 140,872 October 2021 2018 CIM 2018-R5 380,194 266,136 114,058 197,243 86,947 110,295 July 2021 2018 CIM 2018-R3 181,073 146,669 34,404 85,508 52,568 32,696 April 2023 2017 CIM 2017-7 512,446 348,719 163,727 270,570 114,821 155,749 September 2022 2016 CIM 2016-FRE1 185,811 115,165 70,646 83,673 25,921 57,752 November 2021 2008 PHHMC 2008-CIM1 619,710 549,142 70,568 10,137 7,458 2,656 Clean-up Call TOTAL $15,651,918 $12,624,076 $3,025,845 $11,246,850 $8,312,710 $2,918,536 All data as of March 31, 2022 $ in thousands CONSOLIDATED LOAN SECURITIZATIONS

chimerareit.com